Registration Nos. 33-4382 & 811-4626
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

                 Pre-Effective Amendment No.             [   ]

                 Post-Effective Amendment No.   29       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                            OF 1940                      [ X ]

                    Amendment No.    30                  [ X ]

                       THE CASCADES TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                          (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Barrett & Hines LLP

                  551 Fifth Avenue, 27th Floor
                    New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_X_] on January 31, 2005, pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph(a)(i)
[___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300 * New York, New York 10017
                           800-437-1020 * 212-697-6666

                                   PROSPECTUS


Class A Shares                                         January 31, 2005
Class C Shares

     Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                    the Trust's Shareholder Servicing Agent:
           PFPC Inc. * 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free


                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666


The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

The Trust's Objective, Investment Strategies and Main Risks.........
Risk/Return Bar Chart and Performance Table.........................
Fees and Expenses of the Trust......................................
Investment of the Trust's Assets....................................
Trust Management....................................................
Net Asset Value per Share...........................................
Purchases...........................................................
Redeeming Your Investment...........................................
Alternative Purchase Plans..........................................
Dividends and Distributions.........................................
Tax Information.....................................................
Financial Highlights................................................

           The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

     The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

     The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and regular Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 11 and 18 years.

     At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bancorp Asset Management, Inc.

     The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objective. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's assets must be invested in Oregon Obligations whose interest is exempt from Oregon state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Trust?"

     Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

   Loss of money is a risk of investing in the Trust.

     The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as a downturn in the Oregon economy, could affect the value of the Trust's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. If the value of Oregon Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Trust is not a deposit in U.S. Bancorp Asset Management, Inc., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                    TAX-FREE TRUST OF OREGON
           Risk/Return Bar Chart and Performance Table

     The bar chart shown below provides an indication of the risks of investing in Tax-Free Trust of Oregon by showing changes in performance of the Trust's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Trust by showing how the Trust's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Trust's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Trust has performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.

[Bar Chart]
Annual Total Returns
Class A Shares
1995-2004

16%
14%     13.96
12%     XXXX
10%     XXXX                         10.08        9.03
 8%     XXXX        7.44              XXXX        XXXX
 6%     XXXX        XXXX  5.40        XXXX  4.54  XXXX  4.89
 4%     XXXX  3.70  XXXX  XXXX        XXXX  XXXX  XXXX  XXXX  3.88
 2%     XXXX  XXXX  XXXX  XXXX        XXXX  XXXX  XXXX  XXXX  XXXX
0%      XXXX  XXXX  XXXX  XXXX -1.97  XXXX  XXXX  XXXX  XXXX  XXXX
-2%                             XXXX
-4%                             XXXX
        1995  1996  1997  1998  1999  2000  2001  2002  2003  2004

                           Calendar Years


During the 10-year period shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended March 31, 1995) and the lowest return for a quarter was -2.18% (quarter ended June 30, 2004).

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.

                          Average Annual Total Return

For the Period Ended
December 31, 2004           1 Year   5 Years  10 Years
Tax-Free Trust of Oregon
Class A Shares(1)
    Return before taxes     (0.28%)    5.59%     5.58%
    Return after taxes on
     distributions          (0.29%)    5.56%     5.54%
    Return after taxes on
     distributions and
     redemptions             1.17%     5.42%     5.46%

Lehman Brothers Quality Intermediate
  Municipal Bond Index(2)    3.02%     6.18%     6.21%


 For the Period Ended                             Since
    December 31, 2004        1 Year   5 Years  Inception(3)

Tax-Free Trust of Oregon
Class C Shares
    Return before taxes      2.00%(4)  5.53%      4.69%

Lehman Brothers Quality Intermediate
  Municipal Bond Index(2)    3.02%     6.18%      5.59%

(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

(2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Trust's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio is somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.

(3) Since April 5, 1996 for Class C Shares.

(4) The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

                            TAX-FREE TRUST OF OREGON
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                            Class A          Class C
                                            Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)      4.00%                None

Maximum Deferred Sales Charge (Load).....None(1)              1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None                 None
Redemption Fees..........................None                 None
Exchange Fee.............................None                 None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee ..........................0.40%                0.40%
Distribution (12b-1) Fee.................0.15%                0.75%
Other:
 Service Fee........................None             0.25%
 Other Expenses (3).................0.17%            0.17%
 Total (3)                    ...........0.17%                0.42%
Total Annual Trust
 Operating Expenses (3)..................0.72%                1.57%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and up to 0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect an offset in Trust expenses received in the year ended September 30, 2004 for uninvested cash balances. Reflecting this offset for that year, total annual Trust operating expenses were 0.71% for Class A Shares and 1.56% for Class C Shares.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year   3 years           5 years           10 years

Class A Shares............$471      $621             $785              $1,259
Class C Shares............$260      $496             $855              $1,428(1)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$160      $496             $855              $1,428(1)

(1) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

   Investment of the Trust's Assets

"Is the Trust right for me?"

     The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon state and regular Federal income taxes.

Oregon Obligations

     The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.

     The obligations of non-Oregon issuers that the Trust can purchase as Oregon Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes. The Trust purchases the obligations of these issuers only when obligations of Oregon issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

*    obtaining funds for general operating expenses,

*    refunding outstanding obligations,

*    obtaining funds for loans to other public institutions and facilities, and

* funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

   Municipal obligations include:

*    tax, revenue or bond anticipation notes,

*    construction loan notes,

*    project notes, which sometimes carry a U.S. government guarantee,

* municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

*    floating and variable rate demand notes.

[picture]
Max Light Rail

[picture]
Clackamas County School Districts

[picture]
State of Oregon

[picture]
Portland International Airport

[Logo]
TAX-FREE TRUST OF OREGON

[picture]
City of Portland

[picture]
City of Salem Utilities

[picture]
Oregon Convention Center

[picture]
Eugene Water & Electric Board

     The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of December 31, 2004 and together represented approximately 21% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Oregon Obligations, the market value of an Oregon Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Oregon Obligations?"

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     The economy appears to be transitioning from recovery to possible expansion. However, many economists believe that there will be conflicting and potentially offsetting economic data and geopolitical events. It is believed that the national economy grew at an annual rate of 3.5% in the fourth quarter of 2004, which would mark the 13th consecutive quarter of economic growth since the end of the recession. The large cyclical gains in productivity growth and profit margins associated with recovery from recessions have likely already been realized as employment growth has returned to a normal pattern relative to economic activity.


     Even if the economy has improved and with legislative tax increases, state tax revenue nationwide remains about 8 percent below its peak of 2000. Because many states have used nonrecurring resources to plug budgetary gaps, these resources will not be available to them in the future, and they face difficult choices whether to cut spending or raise taxes. Possible changes in Federal tax structure remain an unknown factor. A major overhaul of the federal tax system by adopting a retails sales tax, a consumption tax, or a value added tax has been discussed. It cannot now be predicted what if any of these changes will be enacted or what their effect would be. However, they could create major problems for state and local government finances. State finances continue to be pressured by increasing costs of Medicaid and elementary, secondary and higher education.


     The Oregon Legislature opened the 2005 legislative session with the Governor pledging not to seek new taxes despite a tight budget that will probably trigger program cuts affecting schools and social services. Tax increases in the State of Oregon are met with much adversity. When the Legislature passed a "temporary" income tax surcharge to plug budgetary holes in the 2003-2005 biennium budget, Oregonians forced a referendum and the surcharge was rejected. The major risks now facing the Oregon economy are:


     * - Geopolitical risks. Uncertainty over the transition in Iraq, tensions with North Korea, and code orange security alerts all weigh heavily on businesses and consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe.


     * - Falling U.S. Dollar. Although a "cheap" dollar should help U.S. and Oregon exports, a rapid, free-falling dollar could disrupt financial markets and harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products.


     * - A sharp and major stock market correction. This would further slow already dampened consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.


     * - A possible collapse of the housing market. Any drop in home price appreciation coupled with a large drop in mortgage refinancing could slow down consumer spending.


     * - Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen in the past few months, adding to production costs. Oil prices have at times crossed above $50 per barrel. Electricity prices related to natural gas powered turbine engines could also go up.


     * - Oregon Public Employees Retirement (PERS) and possible state and local government budget shortfalls. Legislative reforms to PERS could be overturned in the courts. State and local governments may have to increase taxes, reduce services, and/or increase bond financing to cover potential unfunded liabilities for PERS.


     * - Initiatives, referendums, and referrals. The ballot box brings a number of unknowns that could have wide-sweeping impacts on the Oregon economy. The effect of the recent passage of Measure 37, dealing with land use laws, is still largely unknown with respect to its impact on both private and public sectors.


     * - The recovery for semiconductors, software, and communications could be significantly slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.


     In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and consequently, the market value of such obligations.


     The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government. The impact of recently passed Measure 37 dealing with land use laws is still unknown.


     Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. Prior to the enactment of the measures rolling back ad valorem property taxes school districts received approximately 70% of their funds from the tax and approximately 30% from the State (income tax). These initiatives created the need for the school districts to go to the State for more funding. Now, the State funds approximately 70% of school district funding, with approximately 30% coming from property taxes. While the State has been able to fund the minimum needs, the revenue sources for the State are much more volatile than are property taxes.


     There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

                                Trust Management

"How is the Trust managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, U.S. Bancorp Asset Management, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

   The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, providing for pricing of the Trust's portfolio daily.

     During the fiscal year ended September 30, 2004, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of December 31, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


     The Sub-Adviser, U.S. Bancorp Asset Management, Inc. is a registered investment adviser and subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp ("USB"), 800 Nicollett Mall, Minneapolis, Minnesota 55402. USB is the sixth largest financial services holding company in the United States. The company operates 2,346 banking offices and 4,621 branded ATMs, and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment systems products and services to consumers, businesses and institutions. The company is headquartered in Minneapolis, Minnesota and primarily serves the Midwest and West. At September 30, 2004, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $192.8 billion, consolidated deposits of $115.5 billion and shareholder equity of $19.6 billion.


     Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He is based in Portland, Oregon. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios, and money market funds. He holds a B.A. from Albertsons College of Idaho and an M.B.A. from Western Washington University.


                            Net Asset Value per Share

     The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

     The Trust provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Oregon Obligations. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Trust?"

     You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states.

     Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

     On the date of this Prospectus, Class A Shares and Class C Shares are available only in:


                         * Oregon * Arizona * California
                    * Colorado * Connecticut * Hawaii * Idaho
                   * Illinois * Minnesota * Missouri * Nevada
                      * New Mexico * New Jersey * New York
                       * Pennsylvania * Texas * Washington

     The Trust and the Distributor may reject any order for the purchase of shares.

   "How much money do I need to invest?"


   Option I

   *  Initially, $1,000.

   *  Subsequently any amount (for investments in shares of the same class).


   Option II

   *  $50 or more if an Automatic Investment Program is established.

   *  Subsequently, any amount you specify of $50 or more.

   *  You are not permitted to maintain both
   an Automatic Investment Program and
   an Automatic Withdrawal Plan simultaneously.

   "How do I purchase shares?"

   You may purchase the Trust's shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

     The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.


                               Opening an Account

* Make out a check for the investment amount payable to Tax-Free Trust of Oregon

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Trust's Agent, PFPC Inc.

                              Adding to An Account

By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Tax-Free Trust of Oregon.
(broker/dealers) to advise us that you would like to
purchase shares of the Trust by wire transfer.            * Fill out the pre-printed stub attached to the
                                                          Trust's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Trust.

Bank Name:PNC Bank, Philadelphia, PA                      * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Trust's Agent, PFPC Inc.
Account Name: Aquilasm Group of Funds
Account No.: 85-0242-8425
Further Credit:  Tax-Free Trust of Oregon, Name of
Shareholder and Account Number.

Unless you indicate otherwise, your investment will be made in Class A Shares.



"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

     Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

*    Class C Shares held for less than 12 months (from the date of purchase);
     and

*    CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212

By telephone, call:

800-437-1000 toll free

By FAX, send
instructions to:

610-312-5463

For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

   Whenever you telephone the Agent, please be prepared to supply:

   * account name(s) and number

   * name of the caller

   * the social security number registered to the account

   * personal identification.

     Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

   * account name(s)

   * account number

   * amount to be redeemed

   * any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

   Certificate Shares. Mail to the Trust's Agent:

   (1) blank (unsigned) certificates for Class A Shares to be redeemed,
   (2) redemption instructions and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

   Your signature may be guaranteed by any:

*    member of a national securities exchange

*    U.S. bank or trust company

*    state-chartered savings bank

*    federally chartered savings and loan association

*    foreign bank having a U.S. correspondent bank; or

* participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

   A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

*    account name(s)

*    account number

* dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

* payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

*    signature(s) of the registered shareholder(s); and

* signature guarantee(s), if required, as indicated above after "Certificate Shares."

  "When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

  Redemption          Method of Payment                   Charges

  Under $1,000.       Check.                              None.

  $1,000 or more.     Check, or wired or transferred      None.
                      through the Automated Clearing
                      House to your Financial
                      Institution account, if you so
                      requested on your New Account
                      Application or Ready Access
                      Features Form.

  Through a broker    Check or wire, to your              None. However your
  /dealer.            broker/dealer.                      broker/dealer may
                                                          charge a fee.

     Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

   Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Trust provides you with two ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                          Class A Shares            Class C Shares
                          "Front-Payment Class"     "Level-Payment Class"

Initial Sales              Class A Shares are        None. Class C
Charge                     offered at net asset      Shares are offered
                           value plus a maximum      at net asset value
                           sales charge of 4%,       with no sales charge
                           paid at the time of       payable at the time
                           purchase. Thus,           of purchase.
                           your investment is
                           reduced by the
                           applicable sales
                           charge.

Contingent                 None (except for          A maximum CDSC of
Deferred Sales             certain purchases         1% is imposed upon
Charge ("CDSC")            of $1 million or          the redemption of
                           more).                    Class C Shares held
                                                     for less than 12
                                                     months. No CDSC
                                                     applies to Class C
                                                     Shares acquired
                                                     through the
                                                     reinvestment of
                                                     dividends or
                                                     distributions.

Distribution and           A distribution fee        There is a level
Service Fees               of 0.15 of 1% is          charge for
                           imposed on the            distribution and
                           average annual net        service fees for six
                           assets represented        years after the date
                           by the Class A            of purchase at the
                           Shares.                   aggregate annual rate
                                                     of 1% of the average
                                                     net assets represented
                                                     by the Class C Shares.


Other Information          The initial sales         Class C Shares,
                           charge is waived or       together with a pro-
                           reduced in some           rata portion of all
                           cases. Larger             Class C Shares
                           purchases qualify         acquired through
                           for lower sales           reinvestment of
                           charges.                  dividends and other
                                                     distributions paid
                                                     in additional Class
                                                     C Shares,
                                                     automatically
                                                     convert to Class A
                                                     Shares after six
                                                     years.

Systematic Payroll Investments

     You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Trust's shares?"

Class A Shares Offering                     Class C Shares Offering
Price                                       Price

Net asset value per share                   Net asset value per
plus the applicable                         share
sales charge


     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

     The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

*    an individual;

* an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their account;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

     You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquilasm Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

     A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquilasm Group of Funds in accordance with the following table:

       I                        II                        III
Amount of Purchase         Sales Charge as           Sales Charge as
and Value of All           Percentage of             Approximate
Class A Shares Held        Public                    Percentage of
By a Single Purchaser      Offering Price            Amount Invested

Less than $25,000          4.00%                     4.17%
$25,000 but less
  than $50,000             3.75%                     3.90%
$50,000 but less
  than $100,000            3.50%                     3.63%
$100,000 but less
  than $250,000            3.25%                     3.36%
$250,000 but less
  than $500,000            3.00%                     3.09%
$500,000 but less
  than $1,000,000          2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and


     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other Fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.


     The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:






                                        During First Two Years After   During Third and Fourth Years
                                                   Purchase                   After Purchase
Value of Holdings
  $1 million and up to $2.5 million                   1%                           0.50%

  Over $2.5 million and up to $5               0.50% in year 1                       0
  million                                      0.25% in year 2                       0

  Over $5 million                                     0                              0



     However, it is not the Trust's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

   The CDSC will be waived for:

*    Redemption following the death of the shareholder or beneficial owner.

* Redemption by the Trust when an account falls below the minimum required account size.

* Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

     A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

General

     Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers, the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor and their parents and/or affiliates, selected dealers and brokers and their officers and employees, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing, and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.


     The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on "Profile," then on "Alternative Purchase Plans."


     Certain financial intermediaries may charge you additional fees in connection with transactions in Trust shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See the Statement of Additional Information for a discussion of marketing support payments.


"What are the sales, service and distribution charges for Class C Shares?"

*    No sales charge at time of purchase.

* Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     The Trust will not accept purchase orders for Class C Shares in an amount of $500,000 or more on behalf of an individual investor (not including dealer "street name" or omnibus accounts). This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Trust's Class A Shares instead.


Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

*    No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

* The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege

     Generally, you can exchange shares of this Trust into the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.


"What about confirmations?"


     A statement will be mailed to you confirming each purchase or redemption of shares in the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).


"Is there a Distribution Plan or a Services Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Trust makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

     For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

     Whenever the Trust makes Class A payments, the annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.


Shareholder Services Plan for Class C Shares

     The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" ("TOD") Registration (Both Classes)

     The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution, unless you elect otherwise.

     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Oregon Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a portion of the distributions paid by the Trust will be subject to income taxes.

     During the last calendar year and the most recent fiscal year, the Trust's dividends consisted of the following:


Calendar Year
12/31/04
                         Exempt-         Capital             Ordinary
                         Interest        Gains Dividends     Dividend Income
                         Dividends
Class A Shares           98.16%          1.17%               0.67%

Class C Shares           97.67%          1.48%               0.85%


Fiscal Year
09/30/04

                         Exempt-         Capital             Ordinary
                         Interest        Gains Dividends     Dividend Income
                         Dividends
Class A Shares           95.47%          4.48%               0.05%

Class C Shares           95.47%          4.48%               0.05%



     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Oregon taxes?"

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam, and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations the interest on which is exempt from federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.

Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                            TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                     CLASS A
                                              ------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------
                                                2004      2003      2002      2001      2000
Net asset value, beginning of period ........ $ 11.04   $ 11.12   $ 10.72   $ 10.29   $ 10.27
                                              -------   -------   -------   -------   -------
Income (loss) from investment operations:
    Net investment income + .................    0.44      0.45      0.48      0.49      0.50
    Net gain (loss) on securities (both
       realized and unrealized) .............   (0.01)    (0.06)     0.41      0.44      0.02
                                              -------   -------   -------   -------   -------
    Total from investment operations ........    0.43      0.39      0.89      0.93      0.52
                                              -------   -------   -------   -------   -------
Less distributions:
    Dividends from net investment income ....   (0.44)    (0.45)    (0.47)    (0.49)    (0.50)
    Distributions from capital gains ........   (0.02)    (0.02)    (0.02)    (0.01)       --
                                              -------   -------   -------   -------   -------
    Total distributions .....................   (0.46)    (0.47)    (0.49)    (0.50)    (0.50)
                                              -------   -------   -------   -------   -------
Net asset value, end of period .............. $ 11.01   $ 11.04   $ 11.12   $ 10.72   $ 10.29
                                              =======   =======   =======   =======   =======
Total return (not reflecting sales charge) ..    3.97%     3.65%     8.59%     9.18%     5.26%
Ratios/supplemental data
    Net assets, end of period (in millions) . $   367   $   361   $   345   $   309   $   289
    Ratio of expenses to average net assets .    0.72%     0.71%     0.71%     0.72%     0.71%
    Ratio of net investment income to average
       net assets ...........................    4.02%     4.11%     4.45%     4.62%     4.93%
    Portfolio turnover rate .................      11%       12%       11%       17%       20%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets .....    0.71%     0.70%     0.69%     0.70%     0.70%

-----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.


                                                             CLASS C
                                            ------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                            ------------------------------------------
                                             2004     2003     2002     2001     2000
                                            ------   ------   ------   ------   ------
Net asset value, beginning of period .....  $11.03   $11.11   $10.71   $10.28   $10.27
                                            ------   ------   ------   ------   ------

Income (loss) from investment operations:
  Net investment income + ................    0.35     0.36     0.38     0.39     0.41
  Net gain (loss) on securities (both
     realized and unrealized) ............   (0.02)   (0.06)    0.42     0.45     0.02
                                            ------   ------   ------   ------   ------
  Total from investment operations .......    0.33     0.30     0.80     0.84     0.43
                                            ------   ------   ------   ------   ------
Less distributions:
  Dividends from net investment income ...   (0.34)   (0.36)   (0.38)   (0.40)   (0.42)
  Distributions from capital gains .......   (0.02)   (0.02)   (0.02)   (0.01)      --
                                            ------   ------   ------   ------   ------
  Total distributions ....................   (0.36)   (0.38)   (0.40)   (0.41)   (0.42)
                                            ------   ------   ------   ------   ------
Net asset value, end of period ...........  $11.00   $11.03   $11.11   $10.71   $10.28
                                            ======   ======   ======   ======   ======
Total return (not reflecting sales charge)    3.09%    2.77%    7.67%    8.26%    4.27%
Ratios/supplemental data
  Net assets, end of period (in millions)   $ 41.4   $ 43.9   $ 25.9   $ 12.7   $  5.8
  Ratio of expenses to average net assets     1.57%    1.55%    1.55%    1.56%    1.55%
  Ratio of net investment income to
     average net assets ..................    3.17%    3.22%    3.56%    3.70%    4.03%
  Portfolio turnover rate ................      11%      12%      11%      17%      20%

The expense ratios after giving effect to the expense offset for uninvested cash balances

  Ratio of expenses to average net assets     1.56%    1.54%    1.54%    1.54%     1.54%

-----------
+ Per share amounts have been calculated using the monthly average shares method.

[Inside Back cover]
                                     Founder
                          Aquila Management Corporation

                                     Manager
                        Aquila Investment Management LLC
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                             Investment Sub-Adviser
                       U.S. Bancorp Asset Management, Inc.
                  555 S.W. Oak Street * Portland, Oregon 97204


                                Board of Trustees
                             James A. Gardner, Chair
                                 Gary C. Cornia
                                Diana P. Herrmann
                                Lacy B. Herrmann
                                Edmund P. Jensen
                                 Raymond H. Lung
                                John W. Mitchell
                                Patricia L. Moss
                                  Ralph R. Shaw
                                Nancy Wilgenbusch


                                    Officers
                   Diana P. Herrmann, Vice Chair and President
                   James M. McCullough, Senior Vice President
                         Sally J. Church, Vice President
                      Christine L. Neimeth, Vice President
            Joseph P. DiMaggio, Chief Financial Officer and Treasurer
                          Edward M.W. Hines, Secretary

                                   Distributor
                            Aquila Distributors, Inc.
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                    Transfer and Shareholder Servicing Agent
                                    PFPC Inc.
              760 Moore Road * King of Prussia, Pennsylvania 19406

                                    Custodian
                          Bank One Trust Company, N.A.
                   1111 Polaris Parkway * Columbus, Ohio 43240

                  Independent Registered Public Accounting Firm
                                    KPMG LLP
                   757 Third Avenue * New York, New York 10017


                                     Counsel
                        Hollyer Brady Barrett & Hines LLP
                   551 Fifth Avenue * New York, New York 10176

[Back cover-left column]

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll free).

In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. ------- The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.



                         This Prospectus should be read
                        and retained for future reference



                                 TAX-FREE TRUST
                                    OF OREGON


                                   One Of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                         A Series of The Cascades Trust

                                   PROSPECTUS
                                    ---------

                     To make shareholder account inquiries,
                call the Trust's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212


                           Ticker Symbol          CUSIP #

     Class A Shares        ORTFX                876932104
     Class C Shares        ORTCX                876932203

Aquilasm
Group of Funds


                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300 * New York, New York 10017
                           800-437-1020 * 212-697-6666

                                   PROSPECTUS

Class Y Shares                                                 January 31, 2005
Class I Shares


     Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                    the Trust's Shareholder Servicing Agent:
           PFPC Inc. * 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free


                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

The Trust's Objective, Investment Strategies and Main Risks..............
Risk/Return Bar Chart and Performance Table..............................
Fees and Expenses of the Trust...........................................
Investment of the Trust's Assets.........................................
Trust Management.........................................................
Net Asset Value per Share................................................
Purchases................................................................
Redeeming Your Investment................................................
Alternative Purchase Plans...............................................
Dividends and Distributions..............................................
Tax Information..........................................................
Financial Highlights.....................................................

           The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

     The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

     The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and regular Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 11 and 18 years.

     At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bancorp Asset Management, Inc.

     The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objective. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's assets must be invested in Oregon Obligations whose interest is exempt from Oregon state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Trust?"

     Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

   Loss of money is a risk of investing in the Trust.

     The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as a downturn in the Oregon economy, could affect the value of the Trust's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. If the value of Oregon Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Trust is not a deposit in U.S. Bancorp Asset Management, Inc., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                            TAX-FREE TRUST OF OREGON
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Tax-Free Trust of Oregon by showing changes in performance of the Trust's Class Y Shares from year to year over an eight-year period. The table on the following page shows the risk of investing in the Trust by showing how the Trust's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Trust's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Trust has performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.

[Bar Chart]
Annual Total Returns
Class Y Shares
1997-2004

10%                          10.25%         9.20%
                              XXXX          XXXX
8%         7.50%              XXXX          XXXX
            XXXX              XXXX          XXXX
6%          XXXX              XXXX          XXXX
            XXXX  5.56%       XXXX   4.59%  XXXX   5.14%
4%          XXXX  XXXX        XXXX   XXXX   XXXX   XXXX   3.94%
            XXXX  XXXX        XXXX   XXXX   XXXX   XXXX   XXXX
2%          XXXX  XXXX        XXXX   XXXX   XXXX   XXXX   XXXX
            XXXX  XXXX        XXXX   XXXX   XXXX   XXXX   XXXX
0%          XXXX  XXXX -1.73  XXXX   XXXX   XXXX   XXXX   XXXX
                        XXXX
-2
            1997  1998  1999  2000   2001   2002   2003   2004
                   Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 4.50% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.23% (quarter ended June 30, 2004).

                        Average Annual Total Return
                                                    Since
For the period               1 Year    5 Years  Inception(1)
ended December 31, 2004

Tax-Free Trust of Oregon
Class Y Shares
    Return before taxes       3.94%      6.59%      5.75%
    Return after taxes on
       Distributions          3.94%      6.56%      5.71%
    Return after taxes on
       distributions and
       redemptions            4.03%      6.33%      5.62%

Lehman Brothers Quality
Intermediate
Municipal Bond Index(2)       3.02%      6.18%      5.59%

(No Class I Shares were sold during these periods.)

(1) From commencement of Class Y Shares on April 5, 1996.

(2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Trust's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio is somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.

                    TAX-FREE TRUST OF OREGON
                 FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.


                                          Class I        Class Y
                                           Shares        Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None          None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None          None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None          None
Redemption Fees..............................None          None
Exchange Fee.................................None          None


Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)


Management Fee ..............................0.40%         0.40%
Distribution (12b-1)Fee......................0.10%(1)      None
Other (2)....................................0.37%         0.17%
 Total Annual Trust Operating Expenses (2)...0.87%         0.57%


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect an offset in Trust expenses received in the year ended September 30, 2004 for uninvested cash balances. Reflecting this offset for that year, total annual Trust operating expenses were 0.56% for Class Y Shares and would have been 0.86% for Class I Shares. "Other" expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.12%, while Class Y Shares bear only the common charges of 0.12% and an allocation for transfer agent services of 0.05%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year    3 years   5 years    10 years

Class I Shares.......... $89       $278      $482        $1,073
Class Y Shares...........$58       $183      $318        $  714

                        Investment of the Trust's Assets

"Is the Trust right for me?"

     The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon state and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Trust does not sell the shares of either class directly to retail customers.


Oregon Obligations

     The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.

     The obligations of non-Oregon issuers that the Trust can purchase as Oregon Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes. The Trust purchases the obligations of these issuers only when obligations of Oregon issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

*    obtaining funds for general operating expenses,

*    refunding outstanding obligations,

*    obtaining funds for loans to other public institutions and facilities, and

* funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

   Municipal obligations include:

*    tax, revenue or bond anticipation notes,

*    construction loan notes,

*    project notes, which sometimes carry a U.S. government guarantee,

* municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

*    floating and variable rate demand notes.

"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Oregon Obligations, the market value of an Oregon Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Oregon Obligations?"

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     The economy appears to be transitioning from recovery to possible expansion. However, many economists believe that there will be conflicting and potentially offsetting economic data and geopolitical events. It is believed that the national economy grew at an annual rate of 3.5% in the fourth quarter of 2004, which would mark the 13th consecutive quarter of economic growth since the end of the recession. The large cyclical gains in productivity growth and profit margins associated with recovery from recessions have likely already been realized as employment growth has returned to a normal pattern relative to economic activity.


     Even if the economy has improved and with legislative tax increases, state tax revenue nationwide remains about 8 percent below its peak of 2000. Because many states have used nonrecurring resources to plug budgetary gaps, these resources will not be available to them in the future, and they face difficult choices whether to cut spending or raise taxes. Possible changes in Federal tax structure remain an unknown factor. A major overhaul of the federal tax system by adopting a retails sales tax, a consumption tax, or a value added tax has been discussed. It cannot now be predicted what if any of these changes will be enacted or what their effect would be. However, they could create major problems for state and local government finances. State finances continue to be pressured by increasing costs of Medicaid and elementary, secondary and higher education.


     The Oregon Legislature opened the 2005 legislative session with the Governor pledging not to seek new taxes despite a tight budget that will probably trigger program cuts affecting schools and social services. Tax increases in the State of Oregon are met with much adversity. When the Legislature passed a "temporary" income tax surcharge to plug budgetary holes in the 2003-2005 biennium budget, Oregonians forced a referendum and the surcharge was rejected. The major risks now facing the Oregon economy are:


     * - Geopolitical risks. Uncertainty over the transition in Iraq, tensions with North Korea, and code orange security alerts all weigh heavily on businesses and consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe.


     * - Falling U.S. Dollar. Although a "cheap" dollar should help U.S. and Oregon exports, a rapid, free-falling dollar could disrupt financial markets and harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products.


     * - A sharp and major stock market correction. This would further slow already dampened consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.


     * - A possible collapse of the housing market. Any drop in home price appreciation coupled with a large drop in mortgage refinancing could slow down consumer spending.


     * - Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen in the past few months, adding to production costs. Oil prices have at times crossed above $50 per barrel. Electricity prices related to natural gas powered turbine engines could also go up.


     * - Oregon Public Employees Retirement (PERS) and possible state and local government budget shortfalls. Legislative reforms to PERS could be overturned in the courts. State and local governments may have to increase taxes, reduce services, and/or increase bond financing to cover potential unfunded liabilities for PERS.


     * - Initiatives, referendums, and referrals. The ballot box brings a number of unknowns that could have wide-sweeping impacts on the Oregon economy. The effect of the recent passage of Measure 37, dealing with land use laws, is still largely unknown with respect to its impact on both private and public sectors.


     * - The recovery for semiconductors, software, and communications could be significantly slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.


     In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and consequently, the market value of such obligations.


     The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government. The impact of recently passed Measure 37 dealing with land use laws is still unknown.


     Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. Prior to the enactment of the measures rolling back ad valorem property taxes school districts received approximately 70% of their funds from the tax and approximately 30% from the State (income tax). These initiatives created the need for the school districts to go to the State for more funding. Now, the State funds approximately 70% of school district funding, with approximately 30% coming from property taxes. While the State has been able to fund the minimum needs, the revenue sources for the State are much more volatile than are property taxes.


     There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.


                                Trust Management

"How is the Trust managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, U.S. Bancorp Asset Management, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

   The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, providing for pricing of the Trust's portfolio daily.

     During the fiscal year ended September 30, 2004, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.


Information about the Manager and the Sub-Adviser

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of December 31, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


     The Sub-Adviser, U.S. Bancorp Asset Management, Inc. is a registered investment adviser and subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp ("USB"), 800 Nicollett Mall, Minneapolis, Minnesota 55402. USB is the sixth largest financial services holding company in the United States. The company operates 2,346 banking offices and 4,621 branded ATMs, and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment systems products and services to consumers, businesses and institutions. The company is headquartered in Minneapolis, Minnesota and primarily serves the Midwest and West. At September 30, 2004, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $192.8 billion, consolidated deposits of $115.5 billion and shareholder equity of $19.6 billion.


     Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He is based in Portland, Oregon. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios, and money market funds. He holds a B.A. from Albertsons College of Idaho and an M.B.A. from Western Washington University.


                            Net Asset Value per Share

     The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

"In which states can I buy shares of the Trust?"

     You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states.

     Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

     On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:

                         * Oregon * Arizona * California
              * Colorado * Connecticut * Hawaii * Idaho * Illinois
                         * Minnesota * Missouri * Nevada
              * New Mexico * New York * Pennsylvania * Washington

     The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

         For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

         Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

   You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

   You may purchase Class I Shares only through a financial intermediary.

     The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")

Opening a Class Y Shares Account            Adding to a Class Y
                                            Shares Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to Tax-Free                         payable to Tax-Free
Trust of Oregon.                            Trust of Oregon.


* Complete a New Account                    * Fill out the pre-printed
Application which is                        stub attached to the
available with the                          Trust's confirmations
Prospectus or upon                          or supply the name(s)
request, indicating the                     of account owner(s),
features you wish to                        the account number, and
authorize.                                  the name of the Trust.


* Send your check and                       * Send your check and
completed New Account                       account information
Application to your dealer                  to your dealer or
or to the Trust's                           to the Trust's
Agent, PFPC, Inc.                           Agent, PFPC, Inc.

   "Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

   A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212

By telephone, call:

800-437-1000

By FAX, send
instructions to:

610-312-5463

     For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

  Expedited Redemption Methods

   You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


                              Telephoning the Agent

   Whenever you telephone the Agent, please be prepared to supply:

   *     account name(s) and number

   *     name of the caller

   *     the social security number registered to the account

   *     personal identification.

     Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

   *     account name(s)

   *     account number

   *     amount to be redeemed

   *     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

*    account name(s)

*    account number

* dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

* payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

*    signature(s) of the registered shareholder(s); and

*    signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     *    member of a national securities exchange

     *    U.S. bank or trust company

     *    state-chartered savings bank

     *    federally chartered savings and loan association

     *    foreign bank having a U.S. correspondent bank; or

     * participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

   A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

     Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

     An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

     In this Prospectus the Trust provides you with two ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

                    Class Y Shares            Class I Shares
                    "Institutional          "Financial Intermediary
                    Class"                      Class"

Initial Sales         None.                     None. Financial
Charge                                          intermediaries may
                                                charge a fee for
                                                purchase of shares.

Contingent            None.                     None.
Deferred Sales
Charge

Distributions and     None.                     Distribution fee of
Service Fees                                    up to 0.25 of 1% of
                                                average annual net
                                                assets allocable to
                                                Class I Shares,
                                                currently up to 0.10 of
                                                1% of such net assets,
                                                and a service fee
                                                of up to 0.25 of 1% of
                                                such assets.

   "What price will I pay for the Trust's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

Exchange Privilege


     Generally, you can exchange Class Y shares of this Trust into the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.


     The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.


     Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.


   "What about confirmations and share certificates?"


     A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

     (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made under the Plan out of assets represented by Class Y Shares.

     Pursuant to the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

     For any fiscal year, these payments (currently up to 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust.

     Such payments can be made only out of the Trust's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

     The Plan also permits payments out of the assets of the Trust's Class A Shares. Whenever the Trust makes Class A payments under the Plan, the annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class I Shares

     The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

     If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

     If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Oregon Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt- interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a portion of the distributions paid by the Trust will be subject to income taxes.

     During the last calendar year and the most recent fiscal year, the Trust's dividends consisted of the following:


Calendar Year
12/31/04
                         Exempt-         Capital                Ordinary
                         Interest        Gains Dividends        Dividend
                         Dividends                              Income

Class Y Shares           98.22%          1.13%                  0.65%



Fiscal Year
09/30/04

                         Exempt-         Capital                Ordinary
                         Interest        Gains Dividends        Dividend
                         Dividends                              Income

Class Y Shares           95.47%          4.48%                  0.05%


     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Oregon taxes?"

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam, and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50 % of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations the interest on which is exempt from federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.


     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                            TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request. No Class I Shares were outstanding during the periods shown.


                                                              CLASS Y
                                              ------------------------------------------
                                                       YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------
                                               2004     2003     2002     2001     2000
                                              ------   ------   ------   ------   ------
Net asset value, beginning of period .....    $11.03   $11.11   $10.72   $10.28   $10.27
                                              ------   ------   ------   ------   ------

Income (loss) from investment operations:
  Net investment income + ................      0.46     0.47     0.49     0.50     0.52
  Net gain (loss) on securities (both
     realized and unrealized) ............     (0.02)   (0.06)    0.41     0.45     0.01
                                              ------   ------   ------   ------   ------
  Total from investment operations .......      0.44     0.41     0.90     0.95     0.53
                                              ------   ------   ------   ------   ------
Less distributions:
  Dividends from net investment income ...     (0.45)   (0.47)   (0.49)   (0.50)   (0.52)
  Distributions from capital gains .......     (0.02)   (0.02)   (0.02)   (0.01)      --
                                              ------   ------   ------   ------   ------
  Total distributions ....................     (0.47)   (0.49)   (0.51)   (0.51)   (0.52)
                                              ------   ------   ------   ------   ------
Net asset value, end of period ...........    $11.00   $11.03   $11.11   $10.72   $10.28
                                              ======   ======   ======   ======   ======
Total return (not reflecting sales charge)      4.13%    3.80%    8.65%    9.45%    5.32%
Ratios/supplemental data
  Net assets, end of period (in millions)     $ 37.0   $ 37.1   $ 31.2   $ 23.8   $ 20.5
  Ratio of expenses to average net assets       0.57%    0.56%    0.56%    0.57%    0.56%
  Ratio of net investment income to
     average net assets ..................      4.17%    4.26%    4.59%    4.76%    5.08%
  Portfolio turnover rate ................        11%      12%      11%      17%      20%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets       0.56%     0.55%   0.54%    0.55%    0.54%

-----------
+ Per share amounts have been calculated using the monthly average shares method.

[Inside Back cover]
Founder
Aquila Management Corporation

Manager
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300 * New York, New York 10017

Investment Sub-Adviser
U.S. Bancorp Asset Management, Inc.
555 S.W. Oak Street * Portland, Oregon 97204

Board of Trustees
James A. Gardner, Chair
Gary C. Cornia
Diana P. Herrmann
Lacy B. Herrmann
Edmund P. Jensen
Raymond H. Lung
John W. Mitchell
Patricia L. Moss
Ralph R. Shaw
Nancy Wilgenbusch

Officers
Diana P. Herrmann, Vice Chair and President
James M. McCullough, Senior Vice President
Sally J. Church, Vice President
Christine L. Neimeth, Vice President
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300 * New York, New York 10017

 Transfer and Shareholder Servicing Agent
PFPC Inc.
760 Moore Road * King of Prussia, Pennsylvania 19406

Custodian
Bank One Trust Company, N.A.
1111 Polaris Parkway * Columbus, Ohio 43240

Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue * New York, New York 10017


Counsel
Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue * New York, New York 10176



[Back cover-left column]

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll free).

In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                      -------

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.


                         This Prospectus should be read
                        and retained for future reference


                                 TAX-FREE TRUST
                                    OF OREGON


                                   One Of The
                             Aquilasm Group Of Funds
                                   A tax-free
                                income investment
                         A Series of The Cascades Trust

                                   PROSPECTUS

                                    ---------

                   To make shareholder account inquiries, call
                   the Trust's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212


                       Ticker Symbol          CUSIP #

Class I Shares        ORTIX*               876932401
Class Y Shares        ORTYX                876932302

*Proposed

                            Tax-Free Trust of Oregon
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


Statement of Additional Information                       January 31, 2005


     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated January 31, 2005: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.

           Prospectuses may be obtained from the Trust's Distributor,
                           Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll free
                                 or 212-697-6666


Financial Statements

     The financial statements for the Trust for the year ended September 30, 2004, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Trust can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS

Trust History..............................................................__
Investment Strategies and Risks............................................__
Trust Policies.............................................................__
Management of the Trust....................................................__
Ownership of Securities....................................................__
Investment Advisory and Other Services.....................................__
Brokerage Allocation and Other Practices...................................__
Capital Stock..............................................................__
Purchase, Redemption, and Pricing of Shares................................__
Additional Tax Information.................................................__
Underwriters...............................................................__
Appendix A.................................................................__


                            Tax-Free Trust of Oregon

                       Statement of Additional Information

                                  Trust History

     The Trust is a series of The Cascades Trust, a Massachusetts business trust (the "Business Trust"), formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, which continues to be called Tax-Free Trust of Oregon.

     The Trust is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.


     See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Oregon Obligations which the Trust may purchase.


     The table below gives information as to the percentage of Trust net assets invested as of September 30, 2004, in Oregon Obligations in the various rating categories:


Highest rating (1)...................................................63.2%
Second highest rating (2)............................................33.5%
Third highest rating (3)..............................................1.9%
Fourth highest rating (4).............................................0.3%
Not rated:........................................................... 1.1%
                                                                    100.0%


(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's, S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

Additional Information about the State of Oregon and Oregon Obligations

     In addition to the material in the Prospectus the following is a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.

     Budgetary Process. The finances of the State are managed on a biennial basis. A biennium begins July 1 and ends June 30 of odd-numbered years. After reviewing and revising the Governor's proposed budget, the Legislative Assembly then passes separate appropriation bills to provide expenditure authority. The Governor may veto an entire bill or may veto individual items in a bill without affecting other provisions in such bill. An appropriation bill may not contain provisions on any subject other than appropriations. The Governor's veto may be overridden by a two-thirds vote of the Legislative Assembly, although additional legislation may be adopted in subsequent special sessions.


     A central feature of the budgeting process in the State is the constitutional requirement that the budget be in balance at the end of each biennium. The State may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium. Article IX, section 6 of the Oregon Constitution states that "whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense of the ensuing fiscal year."
Article IX, section 2 of the Oregon Constitution states that "The Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year, and also a sufficient sum to pay the interest of each State debt, if there be any." The State has several basic tools available to balance the budget including, but not limited to, tax increases, fee increases, and expenditure reductions. Since other provisions of the Oregon Constitution limit the ability of the Legislative Assembly to raise taxes (bills to increase taxes must be approved by a three-fifths vote of each house of the Legislative Assembly and may be referred to the voters), the Legislative Assembly does not always increase taxes to balance the budget. Instead, the Legislative Assembly may balance the budget by increasing fees (bills to increase fees do not require three-fifths approval) or by reducing expenditures. In the last legislative session, the Legislative assembly balanced the budget for the 2003-2005 biennium by using all of these techniques.


     Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The State Emergency Fund is funded with moneys appropriated to it by the Legislative Assembly as a part of the State's regular budgeting process. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The Legislative Assembly may also meet in special session during the biennium to adjust the budget in accordance with any significant revenue shortfall.


     Revenue and Expenditures. The Oregon biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenue: programs supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including Lottery Funds; and Federal Funds. In its 2003 Regular Session, the Oregon Legislative Assembly approved General Fund appropriations totaling approximately $11.5 billion for the 2003-2005 biennium.


     The Legislative Assembly convened its 73rd regular session on January 11, 2005. As lawmakers arrived at the Capitol, they found over 400 bills waiting for them dealing with everything from piranha to sex crimes to election reform. By far the largest obstacle in front of the Legislature is the rising costs of Medicare, Primary and Secondary Education, and Higher Education. The Governor in his opening speech to the Assembly reiterated his pledge to not raise taxes and to live within the State's means. The Legislature had tried to initiate an income tax surcharge to shore up revenue gaps for the 2003-2005 biennium. Oregonians resoundingly defeated the referendum in February 2004.


     In November 2004 Oregonians passed citizen initiative "Measure 37", an initiative designed to entitle certain landowners either to be compensated for the decline in value of their property as the result of certain land use regulations or to have the property released from restrictions. In 2000, the State's voters had approved a constitutional amendment that would have required the State and local governments to compensate property owners for land use restrictions, but the Oregon Supreme Court held that the amendment violated the Oregon Constitution, and the amendment never took effect. Measure 37 seeks to change Oregon statutes, not the Constitution, and thus can be modified by the Legislative Assembly. The fiscal impact of Measure 37 is unknown and the measure is still being interpreted.


     Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of participation unless so authorized in the "biennial bonding bill." Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.


     A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.


     The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. In 2003 Oregonians approved a measure that allows the State to issue debt for State pension obligations. The pension obligation bonds are expected to be taxable at the federal level. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70 percent self-supporting and self-liquidating from revenue, gifts, federal government grants, user charges, assessments, and other fees.


     In November 1998, voters approved the Oregon School Bond Guaranty Act. This law authorizes the state to use its full faith, credit and unlimited taxing power pledge to guarantee the timely payment for qualifying school district general obligation bonds.


     Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for State residents to construct water development projects, and provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds.


     The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. This includes up to $200 million on behalf of Oregon Health and Sciences University. As of September 1, 2004, the total balance of general obligation bonds was $4.2 billion. The debt service requirements for general obligation bonds, including interest of approximately $3.35 billion, as of September 1, 2004 was $7.57 billion.


     In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs") and Oregon Facilities Authority ("OFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement, or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide State funds to secure the bonds.


     OFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses, and for the construction and financing of facilities for such uses. The authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which projects were financed.


     The State is statutorily authorized to enter into financing agreements though the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, the Department of Administrative Services, and the Oregon University System. Also, certificates of participation have been used for the acquisition, construction, or remodeling of buildings by the Departments of Administrative Services, Fish and Wildlife, Agriculture, Oregon University System, Forestry, Military, and Corrections, the State Fair, Public Employees Retirement System, and Oregon Youth Authority. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 2004, the certificates of participation debt totaled $811.9 million.


     In order to balance the budget for the 2001-2003 biennium the Legislature authorized the issuance of approximately $431.5 million in bonds subject to appropriation. As of Sept 1, 2004, $409.4 million were outstanding. The State does not have authority to issue more of these bonds.


     The Treasurer on behalf of the State may also issue Federally taxable bonds in those situations where securing a Federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property; and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statutes.

When Issued and Delayed Delivery Bonds

     The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

     Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Security Index Futures currently are based on a municipal security index developed by the Chicago Board of Trade ("CBT") (the "Municipal Security Index"). Financial Futures contracts based on the current Municipal Security Index began trading on October 25, 2002. The Municipal Security Index is comprised of 100 to 250 tax-exempt municipal securities. Each bond included in the Municipal Security Index must be rated Aaa by Moody's and AAA by S&P and must have a remaining maturity of 10 to 40 years. New issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Security Index quarterly. The value of the Municipal Security Index is computed daily by a recognized independent pricing service according to a formula based on the price of each bond in the Municipal Security Index, as evaluated by the pricing service.

     The Municipal Security Index Futures contract is traded on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Oregon Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

     The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

     Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Oregon Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                                 Trust Policies

Investment Restrictions

     The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than Oregon Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.


     The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

     The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

     The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Trust has industry investment requirements.

     The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Trust cannot make loans.

     The Trust can buy those Oregon Obligations which it is permitted to buy; this is investing, not making a loan. The Trust cannot lend its portfolio securities.

7. The Trust can borrow only in limited amounts for special purposes.

     The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income.

     Except in connection with borrowings, the Trust will not issue senior securities.

     The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Trust's net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.


                             Management of the Trust

The Board of Trustees

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.


     The Trust has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls. The Audit Committee had one meeting during the last fiscal year.


     The Trust has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.


Trustees and Officers

     The following material includes information about each Trustee and officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.



                                                                       Number of
                         Positions Held                                Portfolios      Other Directorships
                         with                                          in Fund         Held by Trustee
                         Trust and                                     Complex(3)      (The position held is
Name, Address(1)         Length of        Principal Occupation(s)      Overseen        a directorship unless
and Date of Birth        Service(2)       During Past 5 Years          by Trustee      indicated otherwise.)

Interested
Trustees(4)

Lacy B. Herrmann         Founder and      Founder and Chairman of the        12      Director or trustee, Pimco
New York, NY             Trustee since    Board, Aquila Management                   Advisors VIT, Oppenheimer Quest
(05/12/29)               1985; Chair of   Corporation, the sponsoring                Value Funds Group, Oppenheimer
                         the Board of     organization and parent of the             Small Cap Value Fund,
                         Trustees,        Manager or Administrator and/or            Oppenheimer Midcap Fund, and
                         1985-2004        Adviser or Sub-Adviser to each             Oppenheimer Rochester Group of
                                          fund of the Aquilasm Group of              Funds.
                                          Funds,(5) Chairman of the
                                          Manager or Administrator and/or
                                          Adviser or Sub-Adviser to each
                                          since 2004, and Founder,
                                          Chairman of the Board of
                                          Trustees, Trustee and (currently
                                          or until 1998) President of each
                                          since its establishment,
                                          beginning in 1984, except
                                          Chairman of the Board of
                                          Trustees of Hawaiian Tax-Free
                                          Trust, Pacific Capital Cash
                                          Assets Trust, Pacific Capital
                                          Tax-Free Cash Assets Trust and
                                          Pacific Capital U.S. Government
                                          Securities Cash Assets Trust
                                          through 2003, Trustee until 2004
                                          and Chairman of the Board,
                                          Emeritus since 2004; Director of
                                          the Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive     15                    None
New York, NY             1994,            Officer of Aquila Management
(02/25/58)               President        Corporation, Founder of the
                         since 1998,      Aquilasm Group of Funds and
                         and Vice Chair   parent of Aquila Investment
                         of the Board     Management LLC, Manager since
                         since 2003       2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager  since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute (2004) and head of its
                                          Small Funds Committee since
                                          2004; active in charitable and
                                          volunteer organizations.

Raymond H. Lung          Trustee since    Retired; trustee, Qualivest        1                     None
Portland, OR             1992             Group of Funds, 1994-1997;
(12/24/26)                                former Executive Vice President
                                          and Executive Trust Officer,
                                          U.S. National Bank of Oregon;
                                          previously active in bank trade
                                          organizations and director of
                                          certain Pacific Northwest
                                          companies.

John W. Mitchell         Trustee since    Principal of M & H Economic        1                     None
Portland, OR             1999             Consultants; Economist, Western
(07/13/44)                                Region, for U. S. Bancorp since
                                          1998; Chief Economist, U.S.
                                          Bancorp, Portland, Oregon,
                                          1983-1998; member, Oregon
                                          Governor's Council of Economic
                                          Advisors, 1984-1998; Chairman,
                                          Oregon Governor's Technical
                                          Advisory Committee for Tax
                                          Review in 1998.
Non-interested
Trustees

James A. Gardner         Chair of Board   President, Gardner Associates,     1                   None
Terrebonne, OR           of Trustees      an investment and real estate
(07/06/43)               since 2005 and   firm, since 1989; Partner,
                         Trustee since    Ranch of the Canyons, a real
                         1986             estate firm, since 1991;
                                          President Emeritus, Lewis and
                                          Clark College and Law School;
                                          director, Oregon High Desert
                                          Museum since 1989, Vice
                                          Chairman since 2002; active in
                                          civic, business, educational
                                          and church organizations in
                                          Oregon.

Gary C. Cornia           Trustee since    Director, Romney Institute of      4                   None
Orem, UT                 2002             Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 -
                                          present; Professor, Marriott
                                          School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association;
                                          Fellow, Lincoln Institute of
                                          Land Policy, 2002-2003;
                                          Associate Dean, Marriott School
                                          of Management, Brigham Young
                                          University, 1991-2000; Utah
                                          Governor's Tax Review Committee
                                          since 1993.

Edmund P. Jensen         Trustee since    President and CEO, VISA            1      BMG-Seltec, a software company
Portland, OR             2003             International, 1994-1999;
(4/13/37)                                 director: Phoenix Technologies,
                                          a Tech/BIOS company, 2000 -
                                          present; Corillian Corp., a
                                          banking software company, 2000 -
                                          2002; Trintech, a payment
                                          software company, 1999 - 2002.

Patricia L. Moss         Trustee since    President and Chief Executive      1      Cascade Bancorp and Bank of
Bend, OR                 2002             Officer, Cascade Bancorp & Bank           the Cascades; MDU Resources
(07/23/53)                                of the Cascades since 1998;               Group Inc., North Pacific
                                          active in community and                   Group Inc. and Central Oregon
                                          educational organizations.                Independent Health Services.

Ralph R. Shaw            Trustee since    President, Shaw Management         1      Schnitzer Steel Industries,
Portland, OR             2000             Company, an investment                    Inc., Magni Systems, Inc.,
(08/23/38)                                counseling firm, since 1980,              Integra Telecom, Inc.,
                                          General Partner, Shaw Venture             Telestream, Inc., BMG Seltec
                                          Partners since 1983, Shaw                 Corporation, Rentrak
                                          Venture Partners II since 1987            Corporation.
                                          and Shaw Venture Partners III
                                          since 1994 (US Bancorp, parent
                                          of the Sub-Adviser, is a limited
                                          partner in the last three
                                          ventures).

Nancy Wilgenbusch       Trustee since     President, Marylhurst University   1      Chair, Oregon Regional
Marylhurst, OR          2002              since 1984; member, Ethics                Advisory Board for
(09/17/47)                                Committee of the American                 PacifiCorp; West Coast Bank's
                                          Institute of Certified Public             Board; director, Cascade
                                          Accountants; former Chair,                Corporation, a leading
                                          Portland Branch of the Federal            international manufacturer of
                                          Reserve Bank of San Francisco;            lift truck attachments;
                                          active board member of a number           director, Scottish Power.
                                          of civic organizations.
Officers
Charles E.               Executive Vice   Executive Vice President of all     N/A                N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager since
(04/01/57)                                2003; Senior Vice President,
                                          corporate development, formerly
                                          Vice President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

James M. McCullough      Senior Vice      Senior Vice President or Vice      N/A                 N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2002       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds since 1995;
                                          Vice President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Sally J. Church          Vice President   Vice President, Tax-Free Trust     N/A                 N/A
Portland, OR             since 2002       of Oregon since 2002 and
(10/17/48)                                1989-1997; retired, 1997-2002;
                                          Vice President of Aquila
                                          Cascadia Equity Fund, 1996-1997.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky     N/A                 N/A
Portland, OR             since 1998       Mountain Equity Fund and
(02/10/64)                                Tax-Free Trust of Oregon;
                                          Management Information Systems
                                          consultant, Hillcrest Ski and
                                          Sport, 1997; Institutional
                                          Municipal Bond Salesperson,
                                          Pacific Crest Securities, 1996;
                                          active in college alumni and
                                          volunteer organizations.

Robert W. Anderson       Chief            Chief Compliance Officer of the    N/A                 N/A
New York, NY (08/23/40)  Compliance       Trust, the Manager and the
                         Officer since    Distributor since 2004,
                         2004 and         Compliance Officer of the
                         Assistant        Manager or its predecessor and
                         Secretary        current parent since 1998 and
                         since 2000       Assistant Secretary of the
                                          Aquilasm Group of Funds since
                                          2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                 N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.


John M. Herndon          Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.

Trustee Emeritus
David B. Frohnmayer(6)   Trustee          President, University of Oregon    N/A                 N/A
Eugene, OR               Emeritus since   since 1994; former Dean of the
(07/09/40)               2003             University of Oregon Law School
                                          and former Attorney General of
                                          the State of Oregon; Trustee,
                                          Tax-Free Trust of Oregon,
                                          1997-2003.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.


(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.


(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Trust, as that term is defined in the 1940 Act, as officers of the Trust and through their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung and Mr. Mitchell are interested persons as security holders of the Sub-Adviser's parent.


(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 3, are called the "Aquilasm Group of Funds."


(6) As of December 7, 2003, Mr. Frohnmayer ceased to be a Trustee of the Trust. A Trustee Emeritus may attend Trustee meetings but has no voting power.


                       Securities Holdings of the Trustees
                                (as of 12/31/04)

                        Dollar Range of              Aggregate Dollar Range
Name of                 Ownership in Tax-Free        of Ownership in Aquilasm
Trustee                 Trust of Oregon(1)           Investment Companies


Interested Trustees

Lacy B. Herrmann                B                               E

Diana P. Herrmann               B                               E

Raymond H. Lung                 E                               E

John W. Mitchell                C                               C

Non-interested Trustees

James A. Gardner                B                               B

Gary C. Cornia                  B                               E


Edmund P. Jensen                C                               C

Patricia L. Moss                E                               E

Ralph R. Shaw                   E                               E

Nancy Wilgenbusch               C                               C

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     Ms. Patricia Moss, one of the Trustees, is President and Chief Executive Officer of Bank of the Cascades, which has a Federal Funds line of credit in the amount of $3.5 million with U.S. Bank NA, an affiliate of the Sub-Adviser.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2004, the Trust paid a total of $143,862 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                        Compensation          Number of
                                        from all              boards on
                    Compensation        funds in the          which the
                    from the            Aquilasm              Trustee
Name                Trust               Group                 Serves

James A.
Gardner             $ 11,225            $ 11,225                   1

Gary C.
Cornia                 9,650              29,612                   4

Edmund P.
Jensen                10,100              10,100                   1

Raymond H.
Lung                  10,150              10,150                   1

John W.
Mitchell              10,150              10,150                   1

Patricia L.
Moss                   9,350               9,350                   1

Ralph R.
Shaw                  11,700              11,700                   1

Nancy
Wilgenbusch           10,050              10,050                   1


                             Ownership of Securities

     On January 11, 2005, the following institutional holders held 5% or more of any class of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients


 Name and Address
 of the Holder of
 Record                             Number of Shares          Percent of Class

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,                         410,946
Jacksonville, FL                    Class C Shares                10.52%

National Financial
Services Corp.
1 World Financial Center            2,262,908
New York, NY                        Class Y Shares                66.36%

South Valley Bank and
Trust
P.O. Box 1784                       449,268
Medford, OR 97501-0140              Class Y Shares                13.18%

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,                         291,382
Jacksonville, FL                    Class Y Shares                8.55%


Additional 5% shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

     As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees

     During the fiscal years ended September 30, 2004, 2003 and 2002 the Trust incurred management fees (investment advisory fees) as follows:


                  2004              $1,764,876


                  2003              $1,673,961

                  2002              $1,452,102

The management fee is treated as a Trust expense and, as such, is allocated to each class of shares based on the relative net assets of that class.

     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Investment Management LLC.


The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% from current fees of 0.40 of 1% of such net asset value.


The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Trust and by such a vote of the Trustees.


     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.


Renewal of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement


     Renewals until June 30, 2005 of the Advisory and Administration Agreement (the "Advisory Agreement") between the Trust and the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Adviser (the "Sub-Advisory Agreement") were approved by the Board of Trustees and the independent Trustees in June 2004. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:


     o    Copies of the agreements to be renewed;

     o    A term sheet describing the material terms of each contract;

     o The report of Management Practice containing data about the performance of the Trust, and data about the fees, expenses and profitability of the Manager and Sub-Adviser and comparisons of such data (other than as to profitability) with similar data about comparable funds;

     o The Trustees had also reviewed on a quarterly basis reports on the Trust's performance, operations, portfolio and compliance.

     In considering the Advisory Agreement and Sub-Advisory Agreement, the Trustees also drew upon prior discussions with representatives of the Manager and Sub-Adviser, at each quarterly meeting, of the Trust's performance and expenses and their familiarity with the personnel and resources of the Manager and Sub-Adviser. The Trustees noted that the Trust had good performance and had enjoyed net new inflows of investments during 2003. In considering the nature and quality of the services provided by the Manager and Sub-Adviser in relation to the fees and other benefits received, they concluded that the overall investment performance of the Trust had been satisfactory in the light of market conditions. They concluded that the Management fee paid by the Trust and Sub-Advisory fee paid by the Manager were fair and reasonable in relation to the services rendered and that the services rendered were satisfactory. Accordingly, the Trustees determined that renewal of the Advisory Agreement and Sub-Advisory Agreement until June 30, 2005 was appropriate and it was approved by the unanimous vote of all of the Trustees, including a majority of the non-interested trustees.

Underwriting Commissions

     During the fiscal years ended September 30, 2004, 2003 and 2002 the aggregate dollar amount of sales charges on sales of shares in the Trust was $808,995, $1,305,487 and $1,218,644, respectively, and the amount retained by the Distributor was $149,424, $243,014 and $169,571, respectively.

     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:


Amount of Purchase and Value of All
Class A Shares Held by a Single       Sales Charge as Percentage of Public   Commissions as Percentage of
Purchaser                             Offering Price                         Offering Price

Less than $25,000                                     4.00%                                  3.00%
$25,000 but less than $50,000                         3.75%                                  3.00%
$50,000 but less than $100,000                        3.50%                                  2.75%
$100,000 but less than $250,000                       3.25%                                  2.75%
$250,000 but less than $500,000                       3.00%                                  2.50%
$500,000 but less than $1,000,000                     2.50%                                  2.25%


Distribution Plan

     The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

     For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

     During the fiscal year ended September 30, 2004 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients

     During the fiscal year ended September 30, 2004, $542,073 was paid to Qualified Recipients under Part I of the Plan, and $321,397 was paid to Qualified Recipients under Part II. Of these amounts, $23,353 and $63,280, respectively, were paid as compensation to the Distributor and $518,720 and $258,117, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

     Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.


Shareholder Services Plan

     The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)


     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

     During the fiscal year ended September 30, 2004, $107,132 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)


     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.


     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended September 30, 2004.

General Provisions

     While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

     The Trust, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.


Transfer Agent, Custodian and Independent Registered Public Accounting Firm


     The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

     The Trust's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Trust's assets.


     The Trust's independent registered public accounting firm, KPMG LLP, 757 Third Avenue, New York, New York, 10017, performs an annual audit of the Trust's financial statements.



                    Brokerage Allocation and Other Practices


     During the fiscal years ended September 30, 2004, 2003 and 2002, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.


     The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

                                  Capital Stock

         The Trust has four classes of shares.


     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Trust or of Class A Shares of any of the other funds in the Aquilasm Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.


     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares.

     * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.10 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

     The Trust's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Oregon Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Business Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:


     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and



     (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

     CDSC Class A Shares do not include: (i) Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares


     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.


     As stated in the Prospectus it is the Trust's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


Commission Paid                             CDSC You Will Pay
To Broker/Dealer                            on Redemption

         1%                                1%            in years 1 & 2
                                           0.50 of 1%    in years 3 &4

         0.25% in 4
         payments over 4 years             None

         0.50%                             0.50 of 1%    in year 1
                                           0.25 of 1%    in year 2
                                           0.0           in years 3 & 4

         0.25%                             None


     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.


     The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.


Broker/Dealer Compensation - CDSC Class A Shares

     The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                             Amount Distributed to
                                             Broker/Dealer as a Percentage
Amount of Purchase                           of Purchase Price

$1 million but less than $2.5 million        1%

$2.5 million but less than $5 million        0.50 of 1%

$5 million or more                           0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

         Class A Shares may be purchased without a sales charge by:

     *    the Trust's Trustees and officers,

     * the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser and Distributor and their parents and/or affiliates,

     *    selected dealers and brokers and their officers and employees,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing, and

     * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

     Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

     Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

     The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

     (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

     The Distributor, not the Trust, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Trust receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

     *    advertising of the Trust's shares;

     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Trust's shares. However, broker/dealers may not use sales of the Trust's shares to qualify for additional compensation to the extent such may be prohibited by the applicable regulations of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.


     From time to time, the Distributor makes payments to help support promotional and/or educational seminars given by broker/dealers or other financial institutions. These payments may be substantial and could create an incentive for an intermediary to sell Trust shares.


     The Trust's Distributor, out of its own resources and without additional cost to the Trust or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Trust. Such payments and compensation are in addition to Rule 12b-1 fees and service fees paid by the Trust, and are hereafter referred to as "marketing support payments."


     Marketing support payments may be made by the Distributor to financial intermediaries so that the Distributor or Trust representatives have access to financial intermediary sales meetings and sales representatives. Marketing support payments include payments for exhibit space or sponsorships at regional or national events of financial intermediaries and for the Trust to participate in certain dealers' programs.


     The Distributor may also pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary's client seminars and cooperative advertising. Marketing support payments to financial intermediaries are usually structured in as a fixed dollar amount.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

     *    for Class C Shares, Class Y Shares or Class I Shares.


Reinvestment Privilege


     If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege


     Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust, the other tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:


     Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that
(i) the shares being acquired are available for sale in your state of residence;
(ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

     Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

     You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value


     The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Trust's Board of Trustees the Trust's normal practice is that most or all of the Oregon Obligations in the Trust's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Oregon Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Oregon Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Trust's Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.


Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.


Purchases and Redemptions Through Broker/Dealers


     A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.


Purchases and Redemptions of Class I Shares


     The Trust has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Trust's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Trust.


Limitation of Redemptions in Kind

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


                           Additional Tax Information

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Trust


     During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.


     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally the Trust must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Trust intends to meet such requirements.

Tax Effects of Redemptions


     Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.


Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


     Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended September 30, 2004 were as follows:



Name of         Net Under-        Compensation      Brokerage     Other
Principal       writing           on Redemptions    Commissions   Compensation
Underwriter     Discounts         and
                and               Repurchases
                Commissions


Aquila          $149,424          None              None           None(*)
Distributors
Inc.


(*) Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings. There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes superior credit quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes strong credit quality.
Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3        This designation denotes acceptable credit quality.
Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

     Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

     AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

     AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

     A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

     BBB  Bonds rated BBB are of adequate credit quality.

     BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

     B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)      Short term debt rated R-1 (high) is of the highest credit
                quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)    Short term debt rated R-1 (middle) is of superior credit
                quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)       Short term debt rated R-1 (low) is of satisfactory credit
                quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),     Short term debt rated R-2 is of adequate credit quality and
R-2 (middle),   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level
                which is considered only just adequate.

R-3 (high),     Short term debt rated R-3 is speculative, and within the three
R-3 (middle),   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful.


     Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  PART C: OTHER INFORMATION

Financial Statements
Tax-Free Trust of Oregon Portfolio:

            Included in Part A:
               Per Share Income and Capital Changes

            Incorporated by reference into Part B:
               Report of Independent Registered Public
                  Accounting Firm
               Statement of Assets and Liabilities as of
                  September 30, 2004
               Statement of Operations for the year ended
                  September 30, 2004
               Statement of Changes in Net Assets for the
                  years ended September 30, 2004 and 2003

               Statement of Investments as of September 30, 2004
               Notes to Financial Statements

            Included in Part C:
               Consent of Independent Registered Public
                  Accounting Firm

 ITEM 23 Exhibits:

                  (a) Supplemental Declaration of Trust Amending
                      and Restating the Declaration of Trust (ii)

                  (b) By-laws (xi)

                  (c) Instruments defining rights of shareholders

                  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

                  At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust except that the Trust's Board of Trustees may change the name of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Trust.


                  (d) (i) Investment Advisory and Administration
                          Agreement (iv)

                          (a) Assignment and Assumption Agreement (x)

                      (ii)(a) Sub-Advisory Agreement (iv)

                          (b) Assignment and Assumption of
                              Sub-Advisory Agreement (x)

                  (e)   (i) Distribution Agreement (vi)

                        (ii) Sales Agreement for Brokerage
                             Firms for Tax-Free Trust of
                             Oregon Portfolio (iii)

                       (iii) Sales Agreement for Financial
                             Institutions for Tax-Free Trust
                             of Oregon Portfolio (iii)

                        (iv) Sales Agreement for Investment
                             Advisers for Tax-Free Trust of
                             Oregon Portfolio (iii)

                         (v) Shareholder Services Agreement (viii)

                        (vi)  Anti-Money Laundering Amendment to
                              Distribution Agreement(ix)

                  (f) Not applicable

                  (g)   (i) Custody Agreement for Tax-Free
                            Trust of Oregon Portfolio (i)

                  (h)   (i) Transfer Agency Agreement for Tax-Free
                            Trust of Oregon Portfolio (iv)

                       (ii) Anti-Money Laundering Amendment to Transfer
                            Agency Agreement (x)

                      (iii) Customer Identification Services Amendment to
                            Transfer Agency Agreement (x)

                  (i)  (i) Opinion of Trust's Counsel (iv)

                  (i) (ii) Consent of Trust Counsel (xi)

                  (j) Consent of Independent Registered Public Accounting
                      Firm (xi)

                  (k) Not Applicable

                  (l) Not Applicable

                  (m) (i) Distribution Plan (iv)

                      (ii)  Shareholder Services Plan (iv)

                  (n) Plan Pursuant to Rule 18f-3 (iv)

                  (o) Reserved

                  (p) Codes of Ethics

                       (i)   The Trust (xi)
                      (ii)   The Manager and The Distributor (vii)
                     (iii)   The Sub-Adviser (vii)


(i)   Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 17 dated January 31, 1996 and incorporated herein by reference.

(ii)  Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 18 dated April 3, 1996 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 19 dated January 24, 1997, and incorporated herein by reference.

(iv)  Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 20 dated December 1, 1997, and incorporated herein by reference.

(v)   Filed as an exhibit to Registrant's Post-Effective
      Amendment No 23 filed January 28, 1999 and incorporated herein by reference.

(vi)  Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 24 dated January 28, 2000 and incorporated herein by reference.

(vii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 25 dated January 31, 2001 and incorporated herein by reference.

(viii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 26 dated January 23, 2002 and incorporated herein by reference

(ix)   Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 27 dated January 29, 2003 and incorporated herein by reference

(x)    Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 28 dated January 29, 2004 and incorporated herein by reference

(xi)   Filed herewith.


ITEM 24. Persons Controlled By Or Under Common Control With Registrant

         None

ITEM 25. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1 to Registrant's Post Effective Amendment No. 18 dated April 3, 1996 is incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment
         Adviser and Sub-Adviser

         The business and other connections of Aquila Investment Management LLC, the Trust's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, the controlling shareholder of the corporate parent, Aquila Management Corporation, are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

         The Sub-Advisor, U.S. Bancorp Asset Management, Inc., is a registered investment advisor and subsidiary of U.S. Bank National Association, which is a wholly-owned subsidiary of U.S. Bancorp ("USB"), 800 Nicollet Mall, Minneapolis, Minnesota 55402. USB is the 6th largest financial services holding company in the United States, with 2,346 banking offices and 4,621 ATMs, providing banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. The company is headquartered in Minneapolis, Minnesota, and primarily serves the Midwest and West. At September 30, 2004, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $192.8 billion, consolidated deposits of $115.5 billion and shareholder equity of $19.6 billion.

         For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27. Principal Underwriters

         (a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant, Tax-Free Trust of Oregon: Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona and Aquila Rocky Mountain Equity Fund.

        (b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

        (c)     Not applicable.

ITEM 28. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser the custodian, and the transfer agent, whose addresses appear in or on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

         Not applicable.

                           SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of January, 2005.



                                   THE CASCADES TRUST
                                   (Registrant)

                                      /s/Diana P. Herrmann
                                   By    Diana P. Herrmann,
                                         President



          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                     TITLE               DATE


/s/Lacy B. Herrmann        Founder and Trustee         1/28/05
 ______________________                                _________
  Lacy B. Herrmann


/s/Gary C. Cornia          Trustee                     1/28/05
 ______________________                                _________
  Gary C. Cornia


/s/James A. Gardner        Chairman of                 1/28/05
______________________     the Board and Trustee       _________
  James A. Gardner


/s/Diana P. Herrmann       Trustee and President       1/28/05
 _______________________                               _________
  Diana P. Herrmann


/s/Edmund P. Jensen        Trustee                     1/28/05
 _______________________                               _________
  Edmund P. Jensen


/s/Raymond H. Lung         Trustee                     1/28/05
 _______________________                               _________
  Raymond H. Lung


/s/ John W. Mitchell       Trustee                     1/28/05
 ________________________                              _________
  John W. Mitchell


/s/ Patricia L. Moss       Trustee                     1/28/05
 ________________________                              _________
  Patricia L. Moss


/s/Ralph R. Shaw           Trustee                     1/28/05
 ________________________                              _________
  Ralph R. Shaw


/s/Nancy Wilgenbusch       Trustee                     1/28/05
 ________________________                              _________
  Nancy Wilgenbusch


/s/Joseph P. DiMaggio                                  1/28/05
______________________  Chief Financial Officer       __________
   Joseph P. DiMaggio       and Treasurer

                               THE CASCADES TRUST

                                  EXHIBIT INDEX

     Exhibit Number         Name

         (b)             By-Laws

         (i) (ii)        Consent of Trust Counsel

         (j)             Consent of Independent Registered Public
                            Accounting Firm

         (p)             Code of Ethics
                         (i)  The Trust